EXHIBIT 99.4



CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Ron Glime, hereby certify that, to the best of my knowledge, the Quarterly Report of MedStrong International Corporation on Form 10-KSB for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of MedStrong International Corporation.


Date: June  24, 2003                               /s/ Ron Glime
                                                   -----------------------------
                                                       Ron Glime
                                                       Chief Financial Officer




This certification accompanies this Report on Form 10-KSB pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to MedStrong International Corporation and will be retained by MedStrong International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.